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                                                                    EXHIBIT 23.1

                          CONSENT OF ERNST & YOUNG LLP

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 27, 1995 (except for Note 10 as to which the date is February 15, 1996) in the Registration Statement (Form S-4) of Access Health, Inc. for the registration of 5,375,000 shares of its common stock.

                                          Ernst & Young LLP

Sacramento, California
October 9, 1996